UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2006

TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-90272	56-1940918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Park Avenue, 16th Floor, New York, New York 10016

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 286-9197

COMPUPRINT, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective November 13, 2006, CompuPrint, Inc. has reincorporated under the laws of the State of Delaware by merger into its wholly-owned subsidiary, Terra Energy & Resource Technologies, Inc., a corporation formed for the purpose of reincorporation, pursuant to a Plan and Agreement of Merger, dated as of November 3, 2006. The terms of the reincorporation and merger was a one-for-one share exchange of shares of CompuPrint, Inc. for shares of Terra Energy & Resource Technologies, Inc., with any previously shares outstanding of Terra Energy & Resource Technologies, Inc. cancelled.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Reference is made to Item 1.01 of this Report regarding the reincorporation of the company. Pursuant to the reincorporation and merger, the Certificate of Incorporation and the Bylaws of Terra Energy & Resource Technologies, Inc. now govern.

Terra Energy & Resource Technologies, Inc., the Delaware successor entity to CompuPrint, Inc., has increased its authorized capital to 275,000,000 shares, consisting of 250,000,000 shares of common stock, and 25,000,000 shares of preferred stock; each of with a par value $0.0001.

Item 8.01 Other Events

Reference is made to Item 1.01 of this Report regarding the reincorporation of the company.

In connection with the reincorporation and merger, the company’s new name is Terra Energy & Resource Technologies, Inc.

The reincorporation and merger, and the related corporate name change, were approved by the holders of a majority of the company’s shares at a special meeting of shareholders held on November 3, 2006. Other proposals before the special meeting, all of which were approved by the holders of a majority of the company’s shares, were: a proposal to increase the number of authorized shares of common stock and preferred stock, which is discussed in Item 5.03 of this Report; and a proposal to approve the CompuPrint, Inc. 2005 Stock Incentive Plan, now known as the Terra Energy & Resource Technologies, Inc. 2005 Stock Incentive Plan.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description of Exhibit

2.1*	Plan and Agreement of Merger between CompuPrint, Inc., a North Carolina corporation, and Terra Energy & Resource Technologies, Inc., a Delaware corporation
3(i)(1)*	Certificate of Incorporation of Terra Energy & Resource Technologies, Inc.
3(i)(2)*	Certificate of Amendment of Certificate of Incorporation of Terra Energy & Resource Technologies, Inc.
3(ii)(1)*	Bylaws of Terra Energy & Resource Technologies, Inc.
10.1*	2005 Stock Incentive Plan, as Restated
_____ * Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2006	TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.

By: /s/ Roman Rozenberg
Roman Rozenberg
Chief Executive Officer

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